BMO FUNDS, INC.
BMO TCH Intermediate Income Fund
BMO Mortgage Income Fund
(each, a “Fund” and collectively, the “Funds”)
Supplement dated March 6, 2017 to the Prospectus dated December 29, 2016, as supplemented
On February 8, 2017, the Board of Directors (“Board”) of BMO Funds, Inc. approved combining the Funds to create the BMO Strategic Income Fund. The changes approved by the Board are described below.
You do not need to take any action at this time. Affected shareholders will receive notice of a proxy election at a later date.
BMO Mortgage Income Fund Changes
The Board approved changing this Fund’s name and investment objective. The name will become “BMO Strategic Income Fund,” and the investment objective will change from “provide current income” to “maximize total return consistent with current income.”
The Board also approved broadening the Fund’s principal investment strategy. Currently, the Fund’s investment policy requires investing at least 80% of Fund assets in mortgage-related securities issued or sponsored by the U.S. government or its agencies and instrumentalities. The revised policy will require investing at least 80% of Fund assets in bonds. The Fund’s principal investment strategy will be revised to reflect this investment policy change.
The Fund will file a post-effective amendment to its registration statement to reflect these changes, which will become effective at least 60 days from the date of this supplement. Following that effective date, the BMO Strategic Income Fund will have (i) the same investment objective and investment limitations, and (ii) similar principal investment strategies and principal investment risks, as the BMO TCH Intermediate Income Fund.
Reorganization of BMO TCH Intermediate Income Fund into BMO Strategic Income Fund
The Board approved an agreement and plan of reorganization (“Reorganization”) to combine the Funds after the changes described above. In the coming months, shareholders of the BMO TCH Intermediate Income Fund will receive a proxy statement/prospectus with notice of a special meeting of shareholders to approve the Reorganization. That communication will provide additional information about the BMO Strategic Income Fund and the Reorganization. If approved, the Reorganization will take place shortly after the special meeting.
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Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.
Please retain this supplement with your Prospectus for future reference.